Note 17 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Notes to Financial Statements
Commitments and Contingencies Disclosure [Text Block]

17. Commitments and Contingencies

Liabilities for loss contingencies, arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. These were nil as at December 31, 2024 and December 31, 2023. Purchase commitments are entered into with various parties to purchase products and services such as equipment, technology and consumables used in R&D and commercial activities. Purchase commitments contracted for as at December 31, 2024 and December 31, 2023 were A$3,858,779 and A$3,484,474, respectively, and these are fixed and determinable. The amounts purchased under the purchase obligations for each period generally resemble the purchase commitments as of the balance sheet date.